Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the three month period ended June 30,		For the six month period ended June 30,
	2012	2011	2012	2011
	(unaudited; in millions, except per unit amounts)
Operating revenue	$1,551.1	$2,372.0	$3,370.6	$4,660.9

Operating expenses
Cost of natural gas	975.2	1,861.3	2,272.1	3,690.8
Environmental costs, net of recoveries	22.7	23.3	25.9	(11.3)
Oil measurement adjustments	(2.8)	(54.1)	(7.1)	(58.7)
Operating and administrative	209.0	167.6	410.2	334.7
Power	37.4	33.9	78.6	69.5
Depreciation and amortization	86.1	89.6	169.7	178.0

	1,327.6	2,121.6	2,949.4	4,203.0

Operating income	223.5	250.4	421.2	457.9
Interest expense	81.8	78.5	165.4	157.9
Other income (expense)	(0.3)	—	(0.3)	6.0

Income before income tax expense	141.4	171.9	255.5	306.0
Income tax expense	1.7	0.9	3.8	3.2

Net income	139.7	171.0	251.7	302.8
Less: Net income attributable to noncontrolling interest	15.1	14.1	28.1	28.8

Net income attributable to general and limited partner ownership interest in Enbridge Energy Partners, L.P.	$124.6	$156.9	$223.6	$274.0

Net income allocable to limited partner interests	$93.7	$130.3	$165.4	$227.0

Net income per limited partner unit (basic and diluted)	$0.33	$0.51	$0.58	$0.90

Weighted average limited partner units outstanding	285.4	255.2	285.1	254.0

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the six month
	period ended June 30,
	2012	2011
	(unaudited; in millions)
Cash provided by operating activities
Net income	$251.7	$302.8
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	169.7	178.0
Derivative fair value net gains	(44.9)	(3.3)
Inventory market price adjustments	9.6	0.2
Environmental costs, net of recoveries	17.5	24.0
Oil measurement adjustments	—	(52.2)
Other	7.2	7.2
Changes in operating assets and liabilities:
Receivables, trade and other	(10.4)	3.0
Due from General Partner and affiliates	(11.9)	4.7
Accrued receivables	160.4	102.4
Inventory	(3.4)	(3.5)
Current and long-term other assets	(3.7)	1.5
Due to General Partner and affiliates	6.5	27.8
Accounts payable and other	31.1	23.0
Environmental liabilities	(27.2)	(140.3)
Accrued purchases	(180.8)	(12.9)
Interest payable	—	(0.1)
Property and other taxes payable	(14.9)	(1.3)

Net cash provided by operating activities	356.5	461.0

Cash used in investing activities
Additions to property, plant and equipment	(651.7)	(363.1)
Joint venture contributions	(37.9)	—
Changes in construction payables	27.7	(8.3)
Asset acquisitions	—	(27.2)
Other	4.6	(7.8)

Net cash used in investing activities	(657.3)	(406.4)

Cash provided by (used in) financing activities
Net proceeds from unit issuances	—	74.4
Distributions to partners	(318.8)	(265.2)
Repayments to General Partner	(6.0)	(6.4)
Net borrowings under credit facility	—	75.0
Net commercial paper borrowings	395.0	115.1
Borrowings from General Partner	—	7.0
Contribution from noncontrolling interest	31.1	3.3
Distributions to noncontrolling interest	(32.6)	(43.4)

Net cash provided (used in) financing activities	68.7	(40.2)

Net increase (decrease) in cash and cash equivalents	(232.1)	14.4
Cash and cash equivalents at beginning of year	422.9	144.9

Cash and cash equivalents at end of period	$190.8	$159.3

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	June 30,	December 31,
	2012	2011
	(unaudited; dollars in millions)
ASSETS
Current assets
Cash and cash equivalents	$190.8	$422.9
Receivables, trade and other, net of allowance for doubtful accounts of $1.5 in 2012 and 2011	195.7	235.3
Due from General Partner and affiliates	35.7	23.3
Accrued receivables	347.5	507.9
Inventory	87.4	93.6
Other current assets	92.7	36.4

	949.8	1,319.4
Property, plant and equipment, net	9,922.9	9,439.4
Goodwill	246.7	246.7
Intangibles, net	262.3	265.3
Other assets, net	154.5	99.3

	$11,536.2	$11,370.1

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities
Due to General Partner and affiliates	$61.1	$55.0
Accounts payable and other	537.7	478.6
Environmental liabilities	123.2	172.1
Accrued purchases	322.4	503.2
Interest payable	69.9	69.9
Property and other taxes payable	44.5	59.4
Note payable to General Partner	12.0	12.0
Current maturities of long-term debt	300.0	100.0

	1,470.8	1,450.2
Long-term debt	5,011.4	4,816.1
Note payable to General Partner	324.0	330.0
Other long-term liabilities	182.4	161.7

	6,988.6	6,758.0

Commitments and contingencies
Partners’ capital
Class A common units (238,108,428 and 238,043,964 at June 30, 2012 and December 31, 2011, respectively)	3,274.7	3,386.7
Class B common units (7,825,500 at June 30, 2012 and December 31, 2011)	78.6	82.2
i-units (39,814,280 and 38,566,334 at June 30, 2012 and December 31, 2011, respectively)	751.6	728.6
General Partner	285.0	285.6
Accumulated other comprehensive income (loss)	(314.4)	(316.5)

Total Enbridge Energy Partners, L.P. partners’ capital	4,075.5	4,166.6
Noncontrolling interest	472.1	445.5

Total partners’ capital	4,547.6	4,612.1

	$11,536.2	$11,370.1

NET INCOME PER LIMITED PARTNER AND GENERAL PARTNER INTEREST

We allocate our net income among our general partner and limited partners using the two-class method in accordance with applicable authoritative accounting guidance. Under the two-class method, we allocate our net income, including any incentive distribution rights, or IDRs, embedded in the general partner interest, to Enbridge Energy Company Inc., or our General Partner, and our limited partners according to the distribution formula for available cash as set forth in our partnership agreement. We also allocate any earnings in excess of distributions to our General Partner and limited partners utilizing the distribution formula for available cash specified in our partnership agreement. We allocate any distributions in excess of earnings for the period to our General Partner and limited partners based on their sharing of losses of 2 percent and 98 percent, respectively, as set forth in our partnership agreement as follows:

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to General Partner	Percentage Distributed to Limited partners
Minimum Quarterly Distribution	Up to $0.295	2%	98%
First Target Distribution	> $0.295 to $0.35	15%	85%
Second Target Distribution	> $0.35 to $0.495	25%	75%
Over Second Target Distribution	In excess of $0.495	50%	50%

We determined basic and diluted net income per limited partner unit as follows:

	For the three month period ended June 30,		For the six month period ended June 30,
	2012	2011	2012	2011
	(in millions, except per unit amounts)
Net income	$139.7	$171.0	$251.7	$302.8
Less: Net income attributable to noncontrolling interest	15.1	14.1	28.1	28.8

Net income attributable to general and limited partner interests in Enbridge Energy Partners, L.P.	124.6	156.9	223.6	274.0
Less distributions paid:
Incentive distributions to our General Partner	(28.9)	(24.0)	(54.8)	(42.4)
Distributed earnings allocated to our General Partner	(3.3)	(2.8)	(6.3)	(5.5)

Total distributed earnings to our General Partner	(32.2)	(26.8)	(61.1)	(47.9)
Total distributed earnings to our limited partners	(155.3)	(140.4)	(307.1)	(271.3)

Total distributed earnings	(187.5)	(167.2)	(368.2)	(319.2)

Overdistributed earnings	$(62.9)	$(10.3)	$(144.6)	$(45.2)

Weighted average limited partner units outstanding	285.4	255.2	285.1	254.0

Basic and diluted earnings per unit:
Distributed earnings per limited partner unit (1)	$0.54	$0.55	$1.08	$1.07
Overdistributed earnings per limited partner unit (2)	(0.21)	(0.04)	(0.50)	(0.17)

Net income per limited partner unit (basic and diluted)	$0.33	$0.51	$0.58	$0.90

(1)	Represents the total distributed earnings to limited partners divided by the weighted average number of limited partner interests outstanding for the period.
(2)

Represents the limited partners’ share (98 percent) of distributions in excess of earnings divided by the weighted average number of limited partner interests outstanding for the period and under distributed earnings allocated to the limited partners based on the distribution waterfall that is outlined in our partnership agreement.

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that is managed separately, since each business segment requires different operating strategies. We have segregated our business activities into three distinct operating segments: Liquids, Natural Gas, and Marketing.

The following tables present financial information about our business segments and corporate activities:

	For the three month period ended June 30, 2012
	Liquids	Natural Gas	Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$363.5	$1,098.8	$286.8	$—	$1,749.1
Less: Intersegment revenue	0.9	192.3	4.8	—	198.0

Operating revenue	362.6	906.5	282.0	—	1,551.1
Cost of natural gas	—	691.7	283.5	—	975.2
Environmental costs, net of recoveries	22.7	—	—	—	22.7
Oil measurement adjustments	(2.8)	—	—	—	(2.8)
Operating and administrative	96.3	110.6	1.6	0.5	209.0
Power	37.4	—	—	—	37.4
Depreciation and amortization	52.4	33.7	—	—	86.1

	206.0	836.0	285.1	0.5	1,327.6
Operating income (loss)	156.6	70.5	(3.1)	(0.5)	223.5
Interest expense	—	—	—	81.8	81.8
Other expense	—	—	—	(0.3)	(0.3)

Income (loss) from continuing operations before income tax expense	156.6	70.5	(3.1)	(82.6)	141.4
Income tax expense	—	—	—	1.7	1.7

Net income (loss)	156.6	70.5	(3.1)	(84.3)	139.7
Less: Net income attributable to the noncontrolling interest	—	—	—	15.1	15.1

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$156.6	$70.5	$(3.1)	$(99.4)	$124.6

(1)

Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.

	For the three month period ended June 30, 2011
	Liquids	Natural Gas	Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$310.2	$1,893.9	$569.2	$—	$2,773.3
Less: Intersegment revenue	0.3	395.8	5.2	—	401.3

Operating revenue	309.9	1,498.1	564.0	—	2,372.0
Cost of natural gas	—	1,299.7	561.6	—	1,861.3
Environmental costs, net of recoveries	23.3	—	—	—	23.3
Oil measurement adjustments	(54.1)	—	—	—	(54.1)
Operating and administrative	73.3	91.7	1.7	0.9	167.6
Power	33.9	—	—	—	33.9
Depreciation and amortization	48.8	40.8	—	—	89.6

	125.2	1,432.2	563.3	0.9	2,121.6
Operating income (loss)	184.7	65.9	0.7	(0.9)	250.4
Interest expense	—	—	—	78.5	78.5

Income (loss) from continuing operations before income tax expense	184.7	65.9	0.7	(79.4)	171.9
Income tax expense	—	—	—	0.9	0.9

Net income (loss)	184.7	65.9	0.7	(80.3)	171.0
Less: Net income attributable to the noncontrolling interest	—	—	—	14.1	14.1

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$184.7	$65.9	$0.7	$(94.4)	$156.9

(1)

Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.

	As of and for the six month period ended June 30, 2012
	Liquids	Natural Gas	Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$686.1	$2,486.3	$623.2	$—	$3,795.6
Less: Intersegment revenue	1.2	410.6	13.2	—	425.0

Operating revenue	684.9	2,075.7	610.0	—	3,370.6
Cost of natural gas	—	1,657.3	614.8	—	2,272.1
Environmental costs, net of recoveries	25.9	—	—	—	25.9
Oil measurement adjustments	(7.1)	—	—	—	(7.1)
Operating and administrative	177.8	228.2	3.3	0.9	410.2
Power	78.6	—	—	—	78.6
Depreciation and amortization	102.9	66.8	—	—	169.7

	378.1	1,952.3	618.1	0.9	2,949.4
Operating income (loss)	306.8	123.4	(8.1)	(0.9)	421.2
Interest expense	—	—	—	165.4	165.4
Other expense	—	—	—	(0.3)	(0.3)

Income (loss) from continuing operations before income tax expense	306.8	123.4	(8.1)	(166.6)	255.5
Income tax expense	—	—	—	3.8	3.8

Net income (loss)	306.8	123.4	(8.1)	(170.4)	251.7
Less: Net income attributable to the noncontrolling interest	—	—	—	28.1	28.1

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$306.8	$123.4	$(8.1)	$(198.5)	$223.6

Total assets	$6,474.4	$4,791.9	$135.1	$134.8	$11,536.2

Capital expenditures (excluding acquisitions)	$423.2	$221.0	$—	$7.5	$651.7

(1)

Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.

	As of and for the six month period ended June 30, 2011
	Liquids	Natural Gas	Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$612.4	$3,695.9	$1,120.3	$—	$5,428.6
Less: Intersegment revenue	0.7	748.1	18.9	—	767.7

Operating revenue	611.7	2,947.8	1,101.4	—	4,660.9
Cost of natural gas	—	2,593.5	1,097.3	—	3,690.8
Environmental costs, net of recoveries	(10.9)	(0.4)	—	—	(11.3)
Oil measurement adjustments	(58.7)	—	—	—	(58.7)
Operating and administrative	144.1	185.3	3.3	2.0	334.7
Power	69.5	—	—	—	69.5
Depreciation and amortization	97.3	80.7	—	—	178.0

	241.3	2,859.1	1,100.6	2.0	4,203.0
Operating income (loss)	370.4	88.7	0.8	(2.0)	457.9
Interest expense	—	—	—	157.9	157.9
Other income	—	—	—	6.0	6.0

Income (loss) from continuing operations before income tax expense	370.4	88.7	0.8	(153.9)	306.0
Income tax expense	—	—	—	3.2	3.2

Net income (loss)	370.4	88.7	0.8	(157.1)	302.8
Less: Net income attributable to the noncontrolling interest	—	—	—	28.8	28.8

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$370.4	$88.7	$0.8	$(185.9)	$274.0

Total assets	$5,722.0	$4,508.9	$231.1	$168.5	$10,630.5

Capital expenditures (excluding acquisitions)	$201.7	$156.4	$—	$5.0	$363.1

(1)

Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.